UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2014

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
    On April 10, 2014, BofI Federal Bank (the “Bank”), a wholly-owned subsidiary of BofI Holding, Inc. (“BOFI” or the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) with H&R Block Bank, a federal savings bank (“HRBB”), and its parent company Block Financial LLC. Block Financial LLC is a wholly-owned subsidiary of H&R Block, Inc.
Pursuant to the Agreement, the Bank agreed to purchase certain assets and assume certain liabilities of HRBB. The assumed liabilities at closing are projected to include approximately $450 to $550 million in customer deposits of HRBB and balances on prepaid cards, including HRBB’s Emerald Cards, gift cards and incentive cards. The amount is subject to change based on such factors as the timing of the closing. Substantially all of the assets transferred to the Bank will consist of cash equal to the face amount of deposits and other liabilities transferred to the Bank at closing. The Bank will also acquire a de-minimis amount of non-cash assets at zero cost. The consummation of the transaction contemplated by the Agreement is subject to regulatory approvals and waivers and other customary closing conditions.
Upon regulatory approval of the Agreement and concurrent with closing of the transactions contemplated by the Agreement, the Bank also intends to enter into a Program Management Agreement with Emerald Financial Services, LLC, a subsidiary of H&R Block, Inc., under which the Bank will provide H&R Block-branded financial services products through H&R Block’s retail and online channels. These products will include Emerald Prepaid MasterCard®, Refund Transfers, and Emerald Advance® lines of credit.
The foregoing description of the Agreement is qualified in its entirety by reference to the terms of the Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit	Description
10.1
Purchase and Assumption Agreement, by and among BofI Federal Bank, H&R Block Bank, and Block Financial LLC.*
* Incorporated by reference to Exhibits 10.1 (Purchase and Assumption Agreement), 10.2 (Form of Program Management Agreement), 10.3 (Form of Receivables Participation Agreement) and 10.4 (Form of Guaranty Agreement) to Form 8-K filed by H&R Block, Inc. on April 10, 2014. The schedules to Exhibit 10.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission upon request copies of any omitted schedule. A list of the omitted schedules and exhibits is set forth in Exhibit 10.1 on the final page of the exhibit, and is incorporated herein by reference.

99.1	Press Release of BofI Holding, Inc., dated April 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date:	April 10, 2014	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer